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As filed with the Securities and Exchange Commission on March 7, 2018

Registration No. 333-221927

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 4
TO

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Famous Dave's of America, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of of incorporation or organization)	5812 (Primary Standard Industrial Classification Code Number)	41-1782300 (I.R.S. Employer Identification No.)

12701 Whitewater Drive, Suite 190
Minnetonka, MN 55343
(952) 294-1300
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Jeffery Crivello
Chief Executive Officer
Famous Dave's of America, Inc.
12701 Whitewater Drive, Suite 190
Minnetonka, MN 55343
(952) 294-1300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
J.C. Anderson
Gray, Plant, Mooty, Mooty & Bennett, P.A.
500 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(612) 632-3002

Approximate date of commencement of proposed sale to public:
As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☒

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated file, smaller reporting company or an emerging growth company. See the definitions of "large accelerated filing," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒ Emerging growth company ☐

         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    ☐

         The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

 EXPLANATORY NOTE

        This Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-221927) is solely made to include Paul M. Malazita as the principal financial officer and principal accounting officer on the signature page of the Registration Statement. Otherwise, no changes have been made to Part I or Part II of the Registration Statement. Accordingly, Part I of the Registration Statement has been omitted.

 PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.    Other Expenses of Issuance and Distribution

        The following table sets forth the approximate expenses payable by the Company in connection with the sale of the securities being registered:

SEC Registration Fees	$690

Printing and Mailing Expenses	$20,000

Legal Fees	$175,000

Accounting Fees	$45,000

Subscription and Information Agent Fees	$10,000

Miscellaneous Fees and Expenses	$10,000

Total	$261,000

Item 14.    Indemnification of Directors and Officers

Indemnification Under the Minnesota Business Corporation Act

        The Company is subject to Minnesota Statutes, Chapter 302A, the Minnesota Business Corporation Act. Section 302A.521 of the Minnesota Business Corporation Act provides in substance that, unless prohibited by its articles of incorporation or bylaws, a Minnesota corporation must indemnify an officer or director who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding, if certain criteria are met. These criteria, all of which must be met by the person seeking indemnification, are as follows: (a) such person has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) such person must have acted in good faith; (c) no improper personal benefit was obtained by such person and such person satisfied certain statutory conflicts of interest provisions, if applicable; (d) in the case of a criminal proceeding, such person had no reasonable cause to believe that the conduct was unlawful; and (e) in the case of acts or omissions occurring in such person's performance in an official capacity, such person must have acted in a manner such person reasonably believed was in the best interests of the corporation or, in certain limited circumstances, not opposed to the best interests of the corporation. In addition, Section 302A.521, subd. 3, requires payment by the registrant, upon written request, of reasonable expenses in advance of final disposition in certain instances. A decision as to required indemnification is made by a majority of the disinterested board of directors present at a meeting at which a disinterested quorum is present, or by a designated committee of disinterested directors, by special legal counsel, by the disinterested shareholders, or by a court.

        The Company also maintains a director and officer insurance policy to cover the Company, its directors and its officers against certain liabilities.

Indemnification under the Articles and Bylaws

        Article 7 of the Company's Articles provides that, to the fullest extent permitted by law, a director of the Company shall not be personally liable to the Company or to its shareholders for any breach of fiduciary duty as a director.

        Article 6 of the Company's Bylaws provides that the Company shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Minnesota.

Item 15.    Recent Sales of Unregistered Securities

        During the past three years, the Company has sold the following securities that were not registered under the Securities Act:

        On November 10, 2017, the Company entered into a Stock Purchase Agreement with PW Partners. Pursuant to the Stock Purchase Agreement, the Company agreed to sell 418,169 shares of its Common Stock, par value $0.01 per share, at a purchase price of $3.50 per share to FS Special Opportunities I, L.P., a client of PW Partners, resulting in aggregate gross proceeds to the Company of $1,463,591.50. The shares issued to PW Partners pursuant to the Stock Purchase Agreement were sold in reliance on the exemption set forth in Section 4(a)(2) under the Securities Act, as a transaction to accredited investors not involving a public offering.

Item 16.    Exhibits

        The following exhibits are filed herewith or incorporated by reference. The reference numbers correspond to the numbered paragraphs of Item 601 of Regulation S-K.

Exhibit No.		Description
3.1	**	Restated Articles of Incorporation, dated December 18, 2017

3.2		Second Amended and Restated Bylaws, as amended by Amendment Nos. 1 and 2, incorporated by reference to Exhibit 3.3 to Form 10-K, filed March 18, 2016

4.1	*	Form of Subscription Rights Certificate

4.2	*	Subscription and Information Agent Agreement between the Registrant and Broadridge Corporate Issuer Solutions, Inc., dated November 30, 2017

4.3	*	Form of Instructions for Use of Subscription Rights Certificates

4.4	*	Form of Letter to Registered Holders of Common Stock

4.5	*	Form of Letter to Brokers and Other Nominee Holders

4.6	*	Form of Letter to Clients of Brokers and Other Nominee Holders

4.7	*	Form of Beneficial Owner Election Form

4.8	*	Form of Nominee Holder Certification

4.9	*	Form of Notice of Guaranteed Delivery

5.1	***	Opinion of Gray, Plant, Mooty, Mooty & Bennett P.A.

10.1		Trademark License Agreement between Famous Dave's of America, Inc. and Grand Pines Resorts, Inc., incorporated by reference to Exhibit 10.11 to the Registration Statement on Form SB-2 (File No. 333-10675) filed on August 23, 1996

Exhibit No.	Description
10.2	Second Amended and Restated Non-Qualified Deferred Compensation Plan, dated January 1, 2008, incorporated by reference to Exhibit 10.16 to Form 10-K filed March 14, 2008†

10.3	Second Amended and Restated Credit Agreement by and between Wells Fargo Bank, National Association and Famous Dave's of America, Inc., dated March 4, 2010, incorporated by reference to Exhibit 10.2 to Form 8-K filed March 9, 2010

10.4	Letter amendment dated February 1, 2011, to the Second Amendment to the Amended and Restated Credit Agreement by and between Wells Fargo Bank, National Association and Famous Dave's of America, Inc., incorporated by reference to Exhibit 10.11 to Form 10-K filed March 18, 2011

10.5	First Amendment to the Second Amended and Restated Credit Agreement by and between Wells Fargo Bank, National Association and Famous Dave's of America, Inc., dated July 5, 2011, incorporated by reference to Exhibit 10.1 to Form 8-K filed July 5, 2011

10.6	Second Amendment to the Second Amended and Restated Credit Agreement by and between Wells Fargo Bank, National Association and Famous Dave's of America, Inc., dated November 1, 2012, incorporated by reference to Exhibit 10.1 to Form 10-Q filed November 2, 2012

10.7	Third Amendment to the Second Amended and Restated Credit Agreement by and between Wells Fargo Bank, National Association and Famous Dave's of America, Inc., dated March 14, 2013, incorporated by reference to Exhibit 10.11 to Form 10-K filed March 14, 2013

10.8	Fourth Amendment to the Second and Amended Restated Credit Agreement, incorporated by reference to Exhibit 10.1 to Form 10-Q filed May 9, 2014

10.9	Third Amended and Restated Credit Agreement dated May 8, 2015 by and among Wells Fargo Bank, National Association, Famous Dave's of America, Inc. and certain subsidiaries of Famous Dave's of America, Inc., incorporated by reference to Exhibit 10.2 to Form 10-Q filed May 8, 2015

10.10	Forbearance Agreement dated as of November 6, 2015 by and among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Lake & Hennepin BBQ and Blues, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc., and Famous Dave's Ribs of Maryland, Inc., each as borrowers, and Wells Fargo Bank, National Association, as administrative agent and lender, incorporated by reference to Exhibit 10.4 to Form 10-Q filed November 6, 2015

10.11	First Amendment to Forbearance Agreement dated as of December 2, 2015 by and among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Lake & Hennepin BBQ and Blues, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc., and Famous Dave's Ribs of Maryland, Inc., each as borrowers, and Wells Fargo Bank, National Association, as administrative agent and lender, incorporated by reference to Exhibit 10.1 to Form 8-K filed December 4, 2015

10.12	First Amendment to Third Amended and Restated Credit Agreement dated as of December 11, 2015 by and among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Lake & Hennepin BBQ and Blues, Inc., Famous Dave's RIBS, Inc., Famous Dave's RIBS-U, Inc., and Famous Dave's Ribs of Maryland, Inc., each as borrowers, and Wells Fargo Bank, National Association, as administrative agent and lender, incorporated by reference to Exhibit 10.1 to Form 8-K filed December 11, 2015

Exhibit No.	Description
10.13	Forbearance Agreement dated May 16, 2016 by and among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Lake & Hennepin BBQ and Blues, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc., and Famous Dave's Ribs of Maryland, Inc., each as borrowers, and Wells Fargo Bank, National Association, as administrative agent and lender, incorporated by reference to Exhibit 10.1 to Form 10-Q filed May 18, 2016

10.14	Waiver and Second Amendment to Third Amended and Restated Credit Agreement dated as of June 10, 2016 by and among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Lake & Hennepin BBQ and Blues, Inc., Famous Dave's RIBS, Inc., Famous Dave's RIBS-U, Inc., and Famous Dave's Ribs of Maryland, Inc., each as borrowers, and Wells Fargo Bank, National Association, as administrative agent and lender, incorporated by reference to Exhibit 10.1 to the Form 8-K filed June 10, 2016

10.15	Forbearance Agreement dated November 9, 2016 by and among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Lake & Hennepin BBQ and Blues, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc., and Famous Dave's Ribs of Maryland, Inc., each as borrowers, and Wells Fargo Bank, National Association, as administrative agent and lender, incorporated by reference to Exhibit 10.1 to Form 10-Q filed November 16, 2016

10.16	Amended and Restated 2005 Stock Incentive Plan (as amended through January 21, 2013) incorporated by reference to Exhibit 10.6 to Form 10-K filed March 15, 2013†

10.17	Form of Director Restricted Stock Agreement Granted Under the Amended and Restated 2005 Stock Incentive Plan, incorporated by reference to Exhibit 10.4 to Form 10-K filed March 13, 2015†

10.18	Famous Dave's of America, Inc. 2015 Equity Incentive Plan, incorporated by reference to Exhibit 10.1 to Form 10-Q filed May 8, 2015†

10.19	Amendment No. 1 to 2015 Equity Incentive Plan, incorporated by reference to Exhibit 10.1 to Form 8-K filed July 31, 2015†

10.20	Amendment No. 2 to 2015 Equity Incentive Plan, incorporated by reference to Exhibit 10.1 to Form 10-Q filed November 6, 2015†

10.21	Form 2013 - 2015 Performance Share Agreement, incorporated by reference to Exhibit 10.1 to Form 8-K filed January 8, 2013†

10.22	Employment Letter dated May 19, 2014 between Famous Dave's of America, Inc. and Richard A. Pawlowski, incorporated by reference to Exhibit 10.22 to Form 10-K filed March 13, 2015†

10.23	Stock Option Agreement dated June 2, 2014 between Famous Dave's of America, Inc. and Richard A. Pawlowski, incorporated by reference to Exhibit 10.23 to Form 10-K filed March 13, 2015†

10.24	Employment Agreement entered into on August 3, 2015 between Famous Dave's of America, Inc. and Abelardo Ruiz, incorporated by reference to Exhibit 10.l to Form 8-K filed August 7, 2015†

10.25	Severance Agreement dated August 17, 2015 between Famous Dave's of America, Inc. and Richard A. Pawlowski, incorporated by reference to Exhibit 10.l to Form 8-K filed August 21, 2015†

Exhibit No.	Description
10.26	Stock Option Agreement dated August 31, 2015 between Famous Dave's of America, Inc. and Abelardo Ruiz, incorporated by reference to Exhibit 10.29 to Form 10-K filed March 18, 2016†

10.27	Form of Indemnification Agreement between Famous Dave's of America, Inc. and each of its directors and officers, incorporated by reference to Exhibit 10.2 to Form 10-Q filed November 6, 2015

10.28	Schedule of directors and officers subject to Indemnification Agreements in the form of Exhibit 10.30, incorporated by reference to Exhibit 10.3 to Form 10-Q filed November 6, 2015

10.29	Employment Agreement dated effective January 1, 2016 between Famous Dave's of America, Inc. and Adam J. Wright, incorporated by reference to Exhibit 10.1 to Form 8-K filed January 4, 2016†

10.30	Stock Option Agreement dated January 1, 2016 between Famous Dave's of America, Inc. and Adam J. Wright, incorporated by reference to Exhibit 10.33 to Form 10-K filed March 18, 2016†

10.31	Employment Agreement dated February 12, 2016 between Famous Dave's of America, Inc. and Alfredo V. Martel, incorporated by reference to Exhibit 10.34 to Form 10-K filed March 18, 2016†

10.32	Employment Agreement dated effective April 11, 2016 between Famous Dave's of America, Inc. and Dexter Newman, incorporated by reference to Exhibit 10.1 to Form 8-K filed April 13, 2016

10.33	Stock Option Agreement dated April 11, 2016 between Famous Dave's of America, Inc. and Dexter Newman, incorporated by reference to Exhibit 10.2 to Form 8-K filed April 13, 2016

10.34	Employment Agreement dated October 11, 2016 between Famous Dave's of America, Inc. and Michael Lister, incorporated by reference to Exhibit 10.1 to Form 8-K filed October 17, 2016†

10.35	Employment Agreement dated October 11, 2016 between Famous Dave's of America and Doug Renegar, incorporated by reference to Exhibit 10.2 to Form 10-Q filed November 16, 2016†

10.36	Loan Agreement dated December 2, 2016 among Famous Dave's of America, Inc., Minwood Partners, Inc. and Venture Bank, incorporated by reference to Exhibit 10.1 to Form 8-K filed December 8, 2016

10.37	Promissory Note (Note 1) dated December 2, 2016 in principal amount of $3,700,000 from Famous Dave's of America, Inc. and Minwood Partners, Inc. to Venture Bank, incorporated by reference to Exhibit 10.2 to Form 8-K filed December 8, 2016

10.38	Mortgage and Security Agreement and Fixture Financing Statement dated December 2, 2016 by Famous Dave's of America, Inc. and Minwood Partners, Inc. to Venture Bank (Loan 1), incorporated by reference to Exhibit 10.3 to Form 8-K filed December 8, 2016

10.39	Loan Agreement dated December 2, 2016 among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Famous Dave's Ribs of Maryland, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc., Lake & Hennepin BBQ & Blues, Inc. and Venture Bank, incorporated by reference to Exhibit 10.4 to Form 8-K filed December 8, 2016

Exhibit No.		Description
10.40		Promissory Note (Note 2) dated December 2, 2016 in principal amount of $6,300,000 from Famous Dave's of America, Inc., D&D of Minnesota, Inc., Famous Dave's Ribs of Maryland, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. to Venture Bank, incorporated by reference to Exhibit 10.5 to Form 8-K filed December 8, 2016

10.41		Promissory Note (Note 3) dated December 2, 2016 in principal amount of $1,000,000 from Famous Dave's of America, Inc., D&D of Minnesota, Inc., Famous Dave's Ribs of Maryland, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. to Venture Bank, incorporated by reference to Exhibit 10.6 to form 8-K filed December 8, 2016

10.42		Mortgage and Security Agreement and Fixture Financing Statement dated December 2, 2016 by Famous Dave's of America, Inc. and Minwood Partners, Inc. to Venture Bank (Loan 2), incorporated by reference to Exhibit 10.7 to Form 8-K filed December 8, 2016

10.43		Security Agreement dated December 2, 2016 by Famous Dave's of America, Inc., D&D of Minnesota, Inc., Famous Dave's Ribs of Maryland, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. for the benefit of Venture Bank, incorporated by reference to Exhibit 10.8 to Form 8-K filed December 8, 2016

10.44		Pledge Agreement dated December 2, 2016 among Famous Dave's of America, Inc., D&D of Minnesota, Inc., Famous Dave's Ribs of Maryland, Inc., Famous Dave's Ribs, Inc., Famous Dave's Ribs-U, Inc., Lake & Hennepin BBQ & Blues, Inc. and Venture Bank, incorporated by reference to Exhibit 10.9 to Form 8-K filed December 8, 2016

10.45		Stock Purchase Agreement dated November 10, 2017 between Famous Dave's of America, Inc. and PW Partners, LLC, incorporated by reference to Exhibit 10.1 to Form 8-K filed November 13, 2017

10.46		Registration Rights Agreement dated November 10, 2017 between Famous Dave's of America, Inc. and PW Partners, LLC, incorporated by reference to Exhibit 10.2 to Form 8-K filed November 13, 2017

10.47		Employment Agreement dated November 14, 2017 between Famous Dave's of America, Inc. and Jeffery Crivello, incorporated by reference to Exhibit 10.3 to Form 8-K filed November 13, 2017

10.48		Standby Purchase Agreement, between the Registrant and PW Partners, LLC, dated January 29, 2018, incorporated by reference to Exhibit 10.1 to Form 8-K filed January 29, 2018

10.49	**	Asset Purchase Agreement dated November 1, 2017 among Famous Dave's Ribs of Maryland, Inc., Famous Dave's Ribs, Inc., Commonwealth Blue Ribbon Restaurants, LLC and Capital Blue Ribbon Restaurants, LLC††

10.50	**	Asset Purchase Agreement (and supplemental letter agreement) dated November 1, 2017 between Famous Dave's Ribs of Maryland, Inc. and Capital Blue Ribbon Restaurants, LLC††

10.51		Amendment dated January 29, 2018 to Employment Agreement dated November 14, 2017 between Famous Dave's of America, Inc. and Jeffery Crivello, incorporated by reference to Exhibit 10.2 to Form 8-K filed January 29, 2018

Exhibit No.		Description
10.52		Employment Agreement dated April 13, 2016 between Famous Dave's of America, Inc. and Geovannie Concepcion, incorporated by reference to Exhibit 10.3 to Form 8-K filed January 29, 2018

10.53		Amendment dated January 29, 2018 to Employment Agreement dated April 13, 2016 between Famous Dave's of America, Inc. and Geovannie Concepcion, incorporated by reference to Exhibit 10.4 to Form 8-K filed January 29, 2018

10.54		Standby Purchase Agreement, between Famous Dave's of America, Inc. and PW Partners, LLC, dated January 29, 2018, incorporated by reference to Exhibit 10.1 to Form 8-K filed January 29, 2018

10.55	***	Employment Agreement dated February 12, 2018 between Famous Dave's of America, Inc. and Paul M. Malazita†

23.1	***	Consent of Grant Thornton LLP

23.2	***	Consent of Gray, Plant, Mooty, Mooty & Bennett P.A. (incorporated in Exhibit 5.1)

24	*	Power of Attorney

*
Filed with the Registration Statement on Form S-1 filed with the SEC on December 6, 2017 and incorporated herein by reference

**
Filed with the Registration Statement on Form S-1 filed with the SEC on December 29, 2017 and incorporated herein by reference

***
Filed with the Registration Statement on Form S-1 filed with the SEC on March 5, 2018 and incorporated herein by reference

†
Management Compensatory Plan

††
Schedules (or similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to furnish a copy of any omitted attachment to the SEC supplementally upon request

Item 17.    Undertakings

        (a)   The undersigned registrant hereby undertakes:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by section 10(a)(3) of the Securities Act;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the registration statement is on Form S-1 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act to any purchaser:

              (i)  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or date of the first sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is a part of this registration statement will, as to a purchaser with a time of contract sale prior to such effective date, supersede or modify any statement that was made in this registration statement or prospectus that was a part of this registration statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of an undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        (b)   The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minnetonka, State of Minnesota, on March 7, 2018.

FAMOUS DAVE'S OF AMERICA, INC.
By:	/s/ JEFFERY CRIVELLO
	Name:	Jeffery Crivello
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities this Amendment No. 4 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JEFFERY CRIVELLO Jeffery Crivello		Chief Executive Officer and Director (Principal Executive Officer)	March 7, 2018
/s/ PAUL M. MALAZITA Paul M. Malazita		Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	March 7, 2018
* Charles W. Mooty		Director	March 7, 2018
* Anand D. Gala		Director	March 7, 2018
* Joseph Jacobs		Director	March 7, 2018
* Richard Shapiro		Director	March 7, 2018
* Bryan Wolff		Director	March 7, 2018
* Eric S. Hirschhorn		Director	March 7, 2018
*By:	/s/ JEFFERY CRIVELLO Jeffery Crivello Attorney-in-Fact

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EXPLANATORY NOTE
PART II. INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 13. Other Expenses of Issuance and Distribution
  Item 14. Indemnification of Directors and Officers
  Item 15. Recent Sales of Unregistered Securities
  Item 16. Exhibits
  Item 17. Undertakings
SIGNATURES